UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 9, 2007
                               (February 9, 2007)

                          ARC Wireless Solutions, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

             000-18122                              87-0454148
             ---------                              ----------
     (Commission File Number)         (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
                           ---------------------------
           (Address of principal executive offices including zip code)

                                 (303) 421-4063
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
                 (Former address, if changed since last report)

ITEM 7.01   REGULATION FD DISCLOSURE.

On February 9, 2007 the Company issued a press release entitled "ARC WIRELESS SOLUTIONS ANNOUNCES 1-FOR-50 REVERSE SPLIT". A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in
Section 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in Section 7.01 of this Current Report shall not be incorporated by reference into any filing of the Company, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

ITEM 8.01   OTHER EVENTS.

On February 9, 2007, ARC Wireless Solutions, Inc. ("the Company") announced a one-for-fifty reverse stock split of its issued and outstanding common stock to be effective as of February 12, 2007 (the "Effective Date"). Pursuant to the reverse stock split, each fifty shares of the Company's issued and outstanding common stock will be reclassified and combined into one share of the Company's common stock as of the Effective Date. The number of shares of the Company's common stock authorized shall remain at 250 million shares, without any change in par value per common share, and the number of shares of the Company's preferred stock authorized shall remain at 2 million.

As of the Effective Date, the exercise or conversion price, as well as the number of shares issuable under each of the Company's outstanding stock option agreements, will be proportionately adjusted to reflect the reverse stock split. In addition, the number of shares authorized for issuance under the Company's equity compensation plans will also be proportionately reduced as of the Effective Date to reflect the reverse stock split.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit Number    Exhibit Title
--------------    -------------

99.1              Press Release Dated February 9, 2007 Announcing the Reverse
                  Stock Split

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ARC WIRELESS SOLUTIONS, INC.


Date: February 9, 2007                    By: /s/ Monty R. Lamirato
----------------------                    -------------------------
                                                  Monty R. Lamirato
                                                  Chief Financial Officer

                                  Exhibit Index

Exhibit Number    Exhibit Title
--------------    -------------

99.1              Press Release Dated February 9, 2007 Announcing the Reverse
                  Stock Split